SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2014

NUMEREX CORP.
(Exact Name of Issuer as Specified in Charter)

Pennsylvania	0-22920	11-2948749
---------------	---------------	-------------
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

3330 Cumberland Blvd
Suite 700
Atlanta, Georgia
-------------------
(Address of principal executive offices)

30339
-----
(Zip code)

(770) 693-5950
--------------
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
        Act (17 CFR 240.13e-4(c))

Item 5.02                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           Adoption of the 2014 Stock and Incentive Plan

On May 16, 2014 Numerex Corp (the “Company”) held its 2014 annual meeting of shareholders in Atlanta, Georgia (the “Annual Meeting”). At the Annual Meeting, stockholders approved the Company’s 2014 Stock and Incentive Plan (the “Plan”), which had been previously approved by our Board of Directors subject to stockholder approval.

A description of the Plan is set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 2, 2014. The description of the Plan is qualified in its entirety by reference to the full text of the Plan, a copy of which is being filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07                      Submission of Matters to a Vote of Security Holders.

The following is a brief description of the matters voted on at the Annual Meeting, which are more fully described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 2, 2014, and a statement of the number of votes cast for, withheld and against and the number of abstentions and broker non-votes with respect to each matter.

1.   The following nominees were each elected to serve on the Company’s board of directors by the votes indicated below:

Nominee	For	Withheld	Broker Non-Votes

George Benson	8,135,875	282,646	7,908,309
E. J. Constantine	8,323,845	94,676	7,908,309
Tony G. Holcombe	8,324,845	93,676	7,908,309
Sherrie G. McAvoy	8,329,896	88,625	7,908,309
Stratton J. Nicolaides	8,136,602	281,919	7,908,309
Jerry A. Rose	8,324,845	93,676	7,908,309
Andrew J. Ryan	8,034,543	383,978	7,908,309

2.   The proposal to ratify the selection and appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the current fiscal year was approved and received the following votes:

No. of Votes
For	16,194,278
Against	120,383
Abstain	12,169

3. The proposal to vote on the Advisory Resolution on Executive Compensation was approved and received the following votes:

No. of Votes
For	8,308,909
Against	96,878
Abstain	12,734
Broker Non-Votes	7,908,309

4.      The proposal to adopt the 2014 Stock and Incentive Plan was approved and received the following votes:

No. of Votes
For	6,411,206
Against	1,966,081
Abstain	11,234
Broker Non-Votes	7,908,309

No other matters were submitted for shareholder action at the Annual Meeting.

Item 9.01 Financial Statements and Exhibits

(d)           Exhibits.

Exhibit No.                      Description
10.1	Numerex Corp. 2014 Stock and Incentive Plan (incorporated by reference from Exhibit A to the proxy statement dated April 2, 2014)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                           NUMEREX CORP.

Date: May 19, 2014                                                                /s/ Richard A. Flynt
                                                                           Richard A. Flynt
                                                                               Chief Financial Officer

Exhibit Index

Exhibit No.                      Description
10.1	Numerex Corp. 2014 Stock and Incentive Plan (incorporated by reference from Exhibit A to the proxy statement dated April 2, 2014)